SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2001



                          WEBSTER FINANCIAL CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      0-15213                   06-1187536
----------------------------       ------------------        ------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                   Webster Plaza, Waterbury, Connecticut 06702
        ----------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (203) 753-2921
                                                          ---------------



                                 Not Applicable
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

                  Webster Financial Corporation announced on February 2, 2001 that its annual meeting of shareholders will be held on Thursday, April 26, 2001 at 4:00 p.m. (eastern time) at the Courtyard by Marriott, 63 Grand Street,
Waterbury, Connecticut. Webster issued a press release on February 2, 2001 describing the meeting and providing additional information about Webster.

Item 7.           Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WEBSTER FINANCIAL CORPORATION
                                            -----------------------------
                                                     (Registrant)


                                            /s/ Peter J. Swiatek
                                            -------------------
                                            Peter J. Swiatek
                                            Controller

Date: February 6, 2001